Exhibit 10.54

THIRD LOAN MODIFICATION AGREEMENT

This Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of September 12, 2007, and is effective as of August 3, 2007, by and among (i) SILICON VALLEY BANK, a California corporation and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”), and (ii) TECHNEST HOLDINGS, INC., a Nevada corporation, with offices at 1 McKinley Sq., Fifth Floor, Boston, Massachusetts 02109 (“Technest”), E-OIR TECHNOLOGIES, INC., a Virginia corporation, with offices at 10300 Spotsylvania Ave., Suite 220, Fredericksburg, Virginia 22408 (“EOIR”), and GENEX TECHNOLOGIES INCORPORATED, a Maryland corporation, with offices at 10411 Motor City Drive, Suite 650, Bethesda, Maryland 20817 (“Genex”) (hereinafter, Technest, EOIR and Genex are jointly and severally, individually and collectively, referred to as “Borrower”).

1.    DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 4, 2006, evidenced by, among other documents, a certain Loan and Security Agreement (Working Capital Line of Credit) dated as of August 4, 2006, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of February 14, 2007, between Borrower and Bank, and as further amended by a certain Second Loan Modification Agreement dated as of April 3, 2007, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.    DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated August 4, 2006 (the “IP Security Agreement”) (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.    DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following definition, appearing alphabetically in Section 13 thereof:

“ “Maturity Date” is 364 days from the date of this Agreement.”

and inserting in lieu thereof the following:

“ “Maturity Date” is February 3, 2008.”

4.    FEES. Borrower shall pay to Bank a modification fee equal to Forty Thousand Dollars ($40,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.    RATIFICATION OF IP SECURITY AGREEMENT. Except as set forth on Exhibit A to the First Loan Modification Agreement, Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that the IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

6.    RATIFICATION OF PERFECTION CERTIFICATES. Except as set forth on Exhibit A to the First Loan Modification Agreement, Technest hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 4, 2006 between Technest and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate have not changed, as of the date hereof. Except as set forth on Exhibit A to the First Loan Modification Agreement, EOIR hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 4, 2006 between EOIR and Bank, and acknowledges, confirms and agrees the disclosures and information EOIR provided to Bank in the Perfection Certificate have not changed, as of the date hereof. Except as set forth on Exhibit A to the First Loan Modification Agreement, Genex hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 4, 2006 between Genex and Bank, and acknowledges, confirms and agrees the disclosures and information Genex provided to Bank in the Perfection Certificate have not changed, as of the date hereof.

7.    CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.    RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.    NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10.   CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11.    JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

12.    COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:	BANK:

TECHNEST HOLDINGS, INC.	SILICON VALLEY BANK

By: /s/ Gino M. Pereira	By: /s/ Gage Gilmore

Name:__________________________________	Name:________________________________

Title: Chief Financial Officer	Title: Vice President

E-OIR TECHNOLOGIES, INC.

By: /s/ Gino M. Pereira

Name:__________________________________

Title: Chief Financial Officer

GENEX TECHNOLOGIES INCORPORATED

By: /s/ Gino M. Pereira

Name:__________________________________

Title: Chief Financial Officer

The undersigned, MARKLAND TECHNOLOGIES, INC., ratifies, confirms and reaffirms, all and singular, the terms and conditions of: (a) a certain Unconditional Guaranty dated as of August 4, 2006 (the “Guaranty”), and (b) a certain Stock Pledge Agreement dated as of August 4, 2006 (the “Stock Pledge Agreement”) and acknowledges, confirms and agrees that the Guaranty and Stock Pledge Agreement each shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

MARKLAND TECHNOLOGIES, INC.

By: /s/ Gino M. Pereira

Name:__________________________________

Title: Chief Financial Officer

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